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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 14, 1999


                        Newbridge Networks Corporation
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               (Exact Name of Registrant as Specified in Charter)


            Canada                     001-13316                 98-0077506
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)



           600 March Road, Kanata, Ontario, Canada          K2K 2E6
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          (Address of Principal Executive Offices)         (Zip Code)



Registrant's telephone number, including area code:       (613) 591-3600
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition Assets.

         On November 10, 1999, Newbridge Networks Corporation, a Canadian corporation (the "Registrant"), Stanford Telecommunications, Inc., a Delaware corporation ("Stanford Telecom"), and Saturn Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Merger Sub"), entered into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, on December 14, 1999 the Merger Sub merged with and into Stanford Telecom, the separate existence of the Merger Sub ceased, and Stanford Telecom became a wholly-owned subsidiary of the Registrant. In connection with the merger, each share of Stanford Telecom common stock issued and outstanding prior to the effective time of the merger was automatically converted into the right to receive in cash, without interest, an amount equal to U.S. $34.22.

         The Registrant purchased the Stanford Telecom shares with its available cash reserves and a daylight loan facility through the Royal Bank of Canada.
The loan was repaid on December 15, 1999.

         The merger is more fully described in the press release filed herewith as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statement of Business Acquired.

              The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Securities and Exchange Commission (the "Commission").

         (b)  Pro Forma Financial Information.

              The pro forma financial information is not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Commission.

         (c)  Exhibits

         2.1 Amended and Restated Agreement and Plan of Merger, dated as of June 22, 1999, as amended as of August 20, 1999 and amended and restated as of November 10, 1999, by and among Stanford Telecom, the Registrant and Merger Sub (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on November 18,
              1999)

         99.1 Joint Press Release issued by the Registrant and Stanford Telecom on December 15, 1999

                                      -2-
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Newbridge Networks Corporation



Dated: December 17, 1999              By: /s/ Peter Nadeau
                                       Title:  Corporate Vice President, General
                                               Counsel and Secretary

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                                 EXHIBIT INDEX


Exhibit   Description
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2.1       Amended and Restated Agreement and Plan of Merger, dated as of June
          22, 1999, amended as of August 20,1999 and amended and restated as of November 10, 1999, by and among the Registrant, Stanford Telecom and Merger Sub (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on November 18, 1999)


99.1 Joint Press Release issued by the Registrant and Stanford Telecom on December 15, 1999